1 EMPLOYMENT AGREEMENT    This  Employment  Agreement  (this  "Agreement")  is  effective  as  of  the  26th  day  of  June  2023  ("Effective Date"), by and between Capital Bank, N.A. (the "Bank") and Jennings “Jay” Walker ("Executive").    WHEREAS, the Bank wishes to employ the Executive as the Chief Financial Officer (“CFO”) of the  Bank and Holding Company (Capital Bancorp, Inc.) pursuant to the terms and conditions of this Agreement;  and    WHEREAS,  the  Executive wishes  to  be  employed  as  the  Bank's  CFO  pursuant  to  the  terms  and  conditions of this  Agreement.    NOW,  THEREFORE,  in  consideration  of  the  premises  and  the mutual  covenants  and  conditions  hereinafter set forth, the Bank and Executive hereby agree as follows:    1. POSITION AND  RESPONSIBILITIES    During  the  period  of  his  employment  hereunder,  the  Executive  agrees  to  serve  as  the Bank  and  Holding  Company's  CFO  and  shall  report  to  the  Bank's  Chief  Executive  Officer  ("CEO").    As  CFO,  the  Executive shall be responsible for all financial and accounting operations of the Bank and Holding Company  and ensuring adherence to all related generally accepted accounting principles, tax and regulatory laws  and  rules  and  regulations  to  adequately  and  accurately  reflect  the  financial  position  of  the  Bank.    In  addition, the Executive will perform other duties delegated to him from time to time by the CEO or the  Board.    2. TERMS AND DUTIES    (a) The period of the Executive's employment under this Agreement shall begin as of the Effective  Date and shall  continue until December 31, 2026  (the  “Initial Term”),  subject  to  renewal unless  sooner  terminated as provided  for below.   After  the  Initial Term,  this Agreement shall automatically  renew for  successive one‐year  terms  (collectively with  the  Initial  Term,  the  “Term”)  unless written notice of  non‐ renewal (“Non‐Renewal Notice”) is provided by any party at least six (6) months in advance of the end of  the Term.  Subject to Section 6, the Executive may terminate his employment under this Agreement, with  or without Good Reason, and the Company or the Bank may terminate the employment of the Executive,  with or without cause.      (b) During the period of his employment hereunder, except for periods of absence occasioned by  illness and reasonable   vacation   periods,    the Executive shall, on a  full‐time basis  faithfully perform his  duties hereunder including activities and services related to  the organization, operation, and management  of the  Bank.    3. COMPENSATION AND REIMBURSEMENTS    (a) Base Salary.  In consideration of the services to be rendered by the Executive hereunder,  the Bank shall pay the Executive as compensation an annual base salary ("Base Salary") of $350,000.00.   DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

2 All Base Salary shall be pro‐rated to the extent that the Executive works partial calendar years during the  term  of  the  Agreement.    Such  Base  Salary  shall  be  payable  semi‐monthly.    During  the  period  of  this  Agreement, the Executive's Base Salary shall be reviewed at least annually.  Such review shall be conducted  by the Compensation Committee, and the Committee may increase, in its sole discretion, but not decrease,  Executive's Base Salary (any increase in Base Salary shall become the "Base Salary" for purposes of this  Agreement).    (b) Bonus  and  Incentive  Compensation.    The  Executive  will  be  entitled  to  incentive  compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate.   Specifically,  the Executive shall have an annual  incentive opportunity  to earn  up to an additional 30% at  target  (and  up  to  45%  for  overachieving  targets)  of  his  current  year's  Base  Salary  as  incentive  compensation, based on annual performance targets specified by the CEO and the Board, which shall be  determined by the CEO and the Board in consultation with the Executive on or before the last day of March  each year, with respect to the then current calendar year.  Any amounts earned shall be paid 75% in cash  and  25%  in  stock  (which  shall  be  subject  to  transferability  restrictions  but  not  vesting  restrictions)  in  accordance  with  applicable  regulatory  requirements  and  guidelines  regarding  risk  management  and  incentive compensation, and paid out no later than 2 ½ months after the end of the year for which it was  earned.  The Executive has the option of receiving the entire payment in cash with the approval of the  Chief Executive Officer.   Any amount earned  in 2023 will be prorated  to  reflect Executives  first day of  employment.  The terms  and  conditions  of each  annual incentive opportunity shall be set forth in writing  and shall specify the time and form of payment and such other terms that may be required with respect  to any deferred  compensation  that is subject to Section 409A of the Internal Revenue Code of  1986, as  amended    ("Code").    In  addition,  the  Executive  will  begin  to  participate  in  the  Bank’s  Non‐Qualified  Deferred Compensation Plan beginning in 2024, subject to all terms outlined in the plan document.    (c) Stock Options and Restricted Stock.  Executive shall be issued 2,000 stock options for Capital  Bancorp, Inc. stock (CBNK) on his first day of employment.  Additionally, Executive shall be issued 2,000  Restricted  Stock  Units  on  his  first  day  of  employment.    The  grant  price  for  both  Stock  Options  and  Restricted Stock Units shall be determined by the stock’s fair market value at the close of business on the  last trading day prior to grant.  Future Stock Options shall be granted to the Executive at the discretion of  the Compensation Committee.  All Stock Option Grants or Restricted Stock awards shall be evidenced by  a separate grant agreement which shall be consistent with the terms and conditions of the Company’s  stock plan.    (d) Benefit Plans.  The Executive will be entitled to participate in or receive benefits under any  employee benefit plans made available by the Bank to its senior executives including but not limited to,  retirement plans, supplemental retirement plans, medical, disability, life insurance plans, Paid‐Time Off,  Holidays and any other employee benefit plan or arrangement made available by the Bank in the future  to its senior executives.        (e) Reimbursable  Expenses.    The  Bank  shall  also  pay  or  reimburse  the  Executive  for  all  reasonable  travel  and  other  reasonable  expenses  incurred  by  the  Executive  in  performing  his  obligations  under  this  Agreement,  including  reasonable  entertainment,  pursuant  to  policies  and  procedures determined by the Board from time to time.    DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

3 (f) Sign‐On  Bonus.    The  Bank  shall  pay  the  Executive  a  one‐time  bonus  of  $100,000  (less  applicable taxes) on the first applicable pay‐check.  The gross amount of the bonus shall be re‐payable to  the Bank should the Executive voluntarily terminate employment for any reason other than “good reason”  as defined in 6(ii) or should the Bank terminate employment for “Cause” as defined in section 8 within the  first 12‐months of employment.  Re‐payment shall be made within 30‐days of the termination date.     (g)  Clawback Provisions.  Notwithstanding the foregoing or anything in this Agreement to the  contrary, the Bank shall be entitled to clawback some or all of any incentive payment paid from the Bank  under this Agreement (both cash and stock) if, within three (3) years of the end of the measurement year,  the financial statements of the Bank or the Company are restated and, based on such restatement, the  incentive  payment  would  have  been  less.   Executive  further  agrees  that  any  incentive  payment  that  Executive receives from the Bank pursuant to this Agreement or any other agreement or arrangement  with the Bank may be subject to clawback to the extent required under any law, government regulation  or stock exchange listing regulation, including, but not limited to, clawbacks for such incentive payments  as required by the Dodd‐Frank Act and Section 10D of the Securities Exchange Act of 1934. The Executive  agrees to such amendments, agreements, or waivers that are required by the Dodd‐Frank Act or requested  by the Bank to comply with the terms of the Dodd‐Frank Act.    4. OUTSIDE ACTIVITIES  .  .  The Executive  may  only  serve  as  a  member  of  the  board  of  directors  of  business, community  and charitable organizations with the express approval of the CEO provided that in each case such service  shall  not  interfere with  the  performance of  his  duties  under  this  Agreement  or  present  any  conflict  of  interest.    5. WORKING FACILITIES    The Executive's principal place of employment shall be the Bank's principal executive offices.  The  Bank shall provide Executive, at his principal place of employment, with a private office and support services  and facilities suitable to his position with the Bank and necessary or appropriate  in connection with the  performance of his duties under this Agreement.    6. PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION    (a) The provisions of this Section 6 shall apply upon the occurrence of an Event of Termination  (as  herein  defined)  during  Executive's  term  of  employment  under  this  Agreement.    As  used  in  this  Agreement, an "Event of Termination" shall mean and include any one or more of the following:    (i) the  involuntary  termination  by  the  Bank  of  Executive's  full‐time  employment  hereunder  for  any  reason  other  than  (A)  Disability  (as  defined    in  Section    7)  or  death;  or  (B)  termination for Cause (as defined in Section 8 below) or (C) due to regulatory requirements, provided  that such termination of employment constitutes a "Separation from Service" as defined in Section  6(e); or    (ii) the Executive's voluntary resignation from the Bank's employ for "Good Reason,"  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

4 which  means resignation upon any of the following without the Executive's  consent:    (A) failure of the Board to elect or reelect or to appoint or reappoint the  Executive as CFO or removal  of  the Executive from him position as  CFO, except if such removal is due to regulatory requirements,    (B) material reduction in the Executive's salary, compensation, or benefits  from that described in Section 3, above, except if such change is due  to regulatory requirements,    (C) a  relocation  of  the  Executive's  principal  place  of  employment  to  a  geographic  area  that  is  more  than  50  miles  from  the  Bank's  headquarters on the Effective Date,  or    (D) liquidation  or  dissolution  of  the  Bank  other  than  liquidations  or  dissolutions that are caused by reorganizations that do not  affect  the  status of the Executive, or    (E) material breach of this Agreement by the Bank, following thirty days’  notice  and  opportunity  to  cure,  except  if  such  breach  is  due  to  regulatory requirements.    Upon the occurrence of any event described in clauses (ii) (A) through (E), above, the Executive shall  have the right to elect to terminate his employment under this Agreement by resignation upon thirty (30)  days prior written notice given within a reasonable period of time not to exceed ninety (90) days after the  initial event giving rise to said right to elect. The Bank shall have thirty (30) days to cure the conditions giving  rise to the Event of Termination, provided  that  the  Bank  may  elect  to  waive such  thirty  (30) day  period.    Notwithstanding the preceding sentence, in the event of a continuing breach of this Agreement by the Bank,  the Executive, after giving due notice within the prescribed time frame of an initial event specified above,  shall not waive any of him rights solely under this Agreement and this Section by virtue of the fact that  Executive has submitted him resignation but has remained in the employment of the Bank and is engaged  in good faith discussions to resolve any occurrence of an event described in clauses (A) through (E) above,  provided, however, that the Executive must actually terminate employment no later than one hundred and  eighty (180) days after the initial event giving rise to the right to elect to resign for Good Reason as described  in this section.    (iii)    The involuntary termination of the Executive's employment by the Bank for any  reason  other  than  Cause  (i.e.,  as  described  in  Section  8  herein),  or  the  Executive's  voluntary  resignation from the Bank's employ for Good Reason (as defined in Section 6(a)(ii) above) within one  year  following a Change  in Control of  the Company during the term of  this Agreement. For  these  purposes, a Change in Control of the Company shall mean a change in control of a nature that: (i)  results in a Change in Control of the Company within the meaning of the Bank Holding Company Act,  as amended, and applicable rules and regulations promulgated thereunder (collectively, the "BHCA")  as in effect at the time of the Change in Control; or (ii) without limitation such a Change in Control  shall be deemed to have occurred at such time as (a) any person is or becomes the beneficial owner,  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

5 directly or indirectly, of securities  of  the  Company representing 40% or more of the combined voting  power  of  the  Company's  outstanding securities, except for any securities purchased by the Bank's  tax‐qualified retirement plans; or (b) individuals who constitute the Board on the date hereof (the  "Incumbent  Board") cease for any reason to constitute at least a majority thereof, provided that any  person  becoming    a director subsequent to the date hereof whose election was approved by a vote  of at least three‐ quarters of the directors comprising the Incumbent Board, or whose nomination for  election  by  the Bank's stockholders was approved by the same Nominating Committee serving under  an  incumbent Board,  shall  be,  for purposes of  this  clause  (b),  considered as  though   he   were    a  member  of the Incumbent  Board; or (c) a plan of  reorganization, merger, consolidation, sale of  all  or substantially all the assets of the Company or similar transaction in which the Company is not the  surviving institution occurs or is  implemented.    (b) Upon the occurrence of an Event of Termination, starting on the Date of Termination, as  defined  in Section 9(c),  the Bank shall pay  the Executive, or,  in  the event of his  subsequent death, his  beneficiary or beneficiaries, or his estate, as the case may be, as severance pay an amount equal to 18  months  of  continued  Base  Salary,  to  be  paid  semi‐monthly.      Any  earned  but  unpaid  incentive  compensation for a prior completed calendar year shall be paid to the Executive in a lump sum no later  than 2 ½ months after the end of the calendar year  in which  it was  earned.  Unless the Board determines  otherwise, no pro‐rated  incentive compensation shall  be paid with respect to the year in which the Event  of Termination occurs and no acceleration of vesting of outstanding compensatory equity awards shall be  provided,  except    that  (i)  if  the Date    of  Termination  is  six months  or more  into  a  calendar  year,  the  Executive shall also be paid a prorated bonus for that portion of the calendar year he worked  until  the  Date of Termination  of the bonus he would have received as part of senior management if bonuses are  paid to senior management for that year, provided, however, that no pro‐rated  bonus shall be paid if the  Event    of  Termination  is  due  to  death,  disability,  voluntary  termination of  employment without Good  Reason, termination for Cause, or termination due to regulatory requirements;  and  provided further that  the Board, in good faith, shall determine the amount of such pro‐rated bonus (if any).    (c) Upon the occurrence of an Event of Termination, the Bank will, at its sole expense, cause  to be continued under the Bank's group coverages (or under appropriate substitute individual coverages),  life and medical coverage substantially identical to the coverage maintained by the Bank for the Executive  prior  to  his  termination.    Such  coverage  or  payment  shall  continue  for  18 months  from  the  Date  of  Termination.    (d) The payment of all amounts and benefits under this Section 6  is contingent upon (i) the  Executive's timely execution of (and non‐revocation of) a release of all claims in a form provided by the  Bank and (ii) the Executive's continued observance of all post‐termination obligations described in Section     (e) Section 409A Compliance:      (i)  To the extent that any payment or benefit under this Agreement is subject to Section  409A of the Internal Revenue Code of 1986, as amended (“Code”), it is intended that this Agreement as  applied to that payment or benefit comply in all respects with the requirements of Code Section 409A, and  that the Agreement shall be administered and interpreted consistent with that intent.  The Company, the  Bank and the Executive agree to work together in good faith to limit or avoid any taxes, penalties or excise  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

6 taxes  applicable  to  payment  and  benefits  under  this  Agreement  in  compliance  with  Section  409A;  however, the Company and the Bank shall have no liability to the Executive, or his successor or beneficiary,  in the event that taxes, penalties or excise taxes are ultimately determined to be applicable to any payment  or benefit received by the Executive nor for reporting in good faith any payment of benefit as subject to  Code Section 409A.            (ii)  Notwithstanding any provision to the contrary in this Agreement, no amount will be  payable pursuant to this Agreement in connection with the termination of the Executive termination of  employment  unless  the  termination  of  the  Executive’s  employment  constitutes  a  “separation  from  service” within the meaning of Treasury Regulations Section 1.409A‐1(h) and, for purposes of Code Section  409A, the Executive’s right to receive installment payments pursuant to this Agreement will be treated as  a right to receive a series of separate and distinct payments.  Notwithstanding any provision to the contrary  in this Agreement, if the Executive is deemed at the time of his separation from service to be a “specified  employee”  of  a  “publicly  traded”  company  for  purposes  of  Section  409A(a)(2)(B)(i)  of  the  Code,  if  Separation Pay or  any other payments or benefits or  any portion  thereof must be delayed  to avoid a  prohibited  distribution  under  Section  409A(a)(2)(B)(i)  of  the  Code,  such  portion  of  the  Executive’s  Separation  Pay  or  other  applicable  payments  or  benefits  will  be  delayed  until  the  earlier  of  (i)  the  expiration of the six‐month period measured from the date of the Executive’s “separation from service”  with the Company and the Bank under Code Section 409A, or (ii)  the date of the Executive’s death; at  which time all payments delayed pursuant to this sentence will be paid in a lump sum to the Executive,  and any remaining payments due under this Agreement will be paid as otherwise provided herein.    7. TERMINATION UPON DISABILITY OR DEATH    (a) Termination of Executive's employment based on "Disability" shall be construed to comply  with Code Section 409A and shall be deemed to have occurred if: (i) Executive is entitled to receive long‐ term disability  benefits under  the Bank’s  long‐term disability  plan;  (ii)  the Executive’s  inability,  due  to  physical or mental incapacity to substantially perform him essential duties and responsibilities under this  Agreement for ninety (90) days out of any three hundred sixty‐five (365) period; or (iii) the Executive is  determined to be totally disabled by the Social Security Administration.  In the event of the Executive's  Disability during the term of the Agreement, the Executive shall be paid the Executive's earned but unpaid  Base Salary through the date of the Executive's Disability.    (b) In the event of the Executive's death during the term of the Agreement, him estate shall be  paid the Executive's earned but unpaid Base Salary through the date of the Executive's death.    8. TERMINATION FOR CAUSE    In the event that employment hereunder is terminated by the Bank for Cause, the Executive shall  not be entitled to receive compensation or other benefits for any period after such termination, except as  provided by law. "Cause" means that there has been a good faith determination by the Board that one or  more of the following events with  respect  to  the  Executive has occurred:   (i)   the conviction of the Executive of a felony or of any lesser criminal offense involving  moral turpitude;   DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

7 (ii)  the  willful  commission  by  the  Executive  of  a  criminal  or  other  act  that,  in  the  judgment of the Board will likely cause substantial economic damage to the Bank or substantial injury  to the business reputation of the Bank;  (iii) the commission by the Executive of an act of fraud in the performance of him duties  on behalf of the Bank;   (iv) any material breach by the Executive of any material term of this Agreement;   (v)  the  Executive’s  arrest  for  any  crime  involving  fraud,  embezzlement,  theft  or  dishonesty that in the sole opinion of a majority of the Board of Directors of the Bank has caused a  material negative impact on the reputation of the Bank or prevents the Executive from performing  his duties;   (vi)  continued  incompetence  or  the  any  willful  failure  by  the  Executive  to  follow  a  reasonable and lawful directive of the CEO or Board of Directors, other than any such failure resulting  from the Executive's incapacity due to physical or mental illness after written notice of the claimed  deficiency and a failure to cure the condition within thirty (30) days following notice;        (vii)  a  finding  by  the  Bank,  after  an  independent  investigation,  that  the  Executive  engaged in unlawful discriminatory or harassing behavior toward Bank employees;  (viii)  the  Executive’s  knowing  and  willful  unauthorized  disclosure  of  Confidential  Information; or   (ix) an order of a federal or state regulatory agency or a court of competent  jurisdiction  requiring  the  termination of  the Executive's  employment by  the Bank or  requiring  the  removal of  the  Executive or a reduction in the Executive's duties or title.      Notwithstanding  the foregoing, Cause shall not be deemed to exist unless there shall have been  delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a  majority of the entire membership of the Board other than the Executive at a meeting of the Board called  and held for the purpose (after at least seven calendar days’ notice to the Executive and an opportunity for  the  Executive  to  be  heard  before  the  Board),  finding  that  in  the  good  faith  opinion  of  the  Board  the  Executive Cause exists to terminate the Agreement.. Upon a finding of Cause, the Board shall deliver to the  Executive a Notice of Termination, as more fully described in Section 9 below.    9. NOTICE    (a) All notices required to be given under the terms of this Agreement or which either of the  parties desires  to give hereunder shall be  in writing and delivered personally or sent by certified mail,  return receipt requested, addressed as follows:  (i) if to the Bank, addressed to:     Capital Bank  2275 Research Blvd. 6th Floor  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

8 Rockville, MD 20850  Attention:  Edward Barry, CEO  (ii)  if to the Executive, addressed to:    Jennings Walker  8011 Blue Ridge Lane  Parkland, FL 33067    or at such other address as may be provided by Bank or Executive by notice from one to another in  writing from time to time.    (b) Any  purported  termination  by  the  Bank  or  by  the  Executive  shall  be  communicated  by  Notice  of  Termination  to  the  other  party  hereto.    For  purposes  of  this  Agreement,  a  "Notice  of  Termination" shall mean a written notice, which shall  indicate the specific termination provision in this  Agreement relied upon and shall  set  forth  in reasonable detail  the  facts and circumstances claimed to  provide a basis for termination of the Executive's employment under the provision so indicated.    (c) "Date of Termination" shall mean:  (i) if the Executive’s employment terminated on account of the Executive’s death, the date  of the Executive’s death;  (ii) if the Executive's employment is terminated for Disability, the date that it is determined  that the Executive has a Disability;  (iii) if his employment is terminated for any other reason, the date specified in the Notice  of Termination  (which,  except  in the case of a termination  for Cause, shall  not  be less than  thirty (30)  days from the date such Notice of Termination  is  given);   (iv) in  the  event  of  termination  for Cause,  termination shall  be immediate  upon  the   date  of the Notice of Termination.    10. PAYMENTS RELATED TO A CHANGE IN CONTROL    (a)   In  the  event  that  the  aggregate  payments  or  benefits  to  be  made  or  afforded  to  the  Executive in the event of a Change in Control would be deemed to include an “excess parachute payment”  under Section 280G of the Code or any successor thereto, then (i) such payments or benefits shall be  payable or provided to the Executive over the minimum period necessary to reduce the present value of  such payments or benefits to an amount which is one dollar ($1.00) less than three times the Executive’s  “base  amount”  under  Code  Section  280G  or  (ii)  the  payments  or  benefits  to  be  provided  under  this  Agreement shall be reduced to the extent necessary to avoid treatment as an excess parachute payment.      (b)  The parties intend that the severance payments and other compensation provided for herein  are  reasonable  compensation  for  Executive’s  services  to  the  Company  and  the  Bank  and  shall  not  constitute “excess parachute payments” within the meaning of Code Section 280G.    If  the Company’s  independent accounting  firm or  independent  tax  counsel appointed by  the Company  (“Tax Counsel”)  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

9 determine  that  any  or  the  aggregate  value  (as  determined  pursuant  to  Code  Section  280G)  of  all  payments, distributions, accelerations of vesting, awards and provisions of benefits by the Company and  the Bank to or  for the benefit of  the Executive (whether paid or payable, distributed or distributable,  accelerated, awarded or provided pursuant to the terms of this Agreement or otherwise), (a “Payment”)  would constitute an excess parachute payment and be subject to the excise tax imposed by Code Section  4999 (the “Excise Tax”), such Payment shall be reduced to the least extent necessary so that no portion  of the Payment shall be subject to the Excise Tax, but only if, by reason of such reduction, the net after‐ tax benefit received by the Executive as a result of such reduction will exceed the net after‐tax benefit  that would have been received by the Executive if no such reduction were made.  The Payment shall be  reduced by the Company or the Bank pursuant to the foregoing sentence in a manner that Tax Counsel  determines maximizes the Executive’s economic position. In applying this principle, the reduction shall  be made in a manner consistent with the requirements of Code Section 409A, and where Tax Counsel  determines that two economically equivalent amounts are subject to reduction but payable at different  times, such amounts shall be reduced on a pro rata basis but not below zero. If, however, such Payment  is  not  reduced  as  described  above,  then  such Payment  shall  be paid  in  full  to  the  Executive  and  the  Executive shall be responsible for payment of any Excise Taxes relating to the Payment.    (c)  All  calculations  and  determinations  under  this  Section  10  shall  be made  by  Tax  Counsel  whose determinations shall be conclusive and binding on the Company, the Bank and the Executive for  all purposes. For purposes of making the calculations and determinations required by this Section 10, Tax  Counsel may rely on reasonable, good faith assumptions and approximations concerning the application  of Code Section 280G and Code Section 4999. The Company, the Bank and the Executive shall furnish Tax  Counsel with such information and documents as Tax Counsel may reasonably request in order to make  its determinations under this Section 10. The Company shall bear all costs Tax Counsel may reasonably  incur in connection with its services. In connection with making determinations under this Section, Tax  Counsel shall take into account the value of any reasonable compensation for services to be rendered by  the  Executive  before  or  after  the  Change  in  Control,  including  without  limitation,  the  Executive’s  agreement  to  refrain  from  performing  services  pursuant  to  a  covenant  not  to  compete  or  similar  covenant,  and  the Company and  the Bank  shall  cooperate  in  good  faith  in  connection with  any  such  valuations and reasonable compensation positions.    (d)      “Change of Control” shall mean a change in control of a nature that: (i) results in a Change  in Control of the Company within the meaning of the Bank Holding Company Act, as amended, and  applicable rules and regulations promulgated thereunder (collectively, the "BHCA") as in effect at  the time of the Change in Control; or (ii) without limitation such a Change in Control shall be deemed  to have occurred at such time as (a) individuals who constitute the Board on the date hereof (the  "Incumbent  Board") cease for any reason to constitute at least a majority thereof, provided that  any person  becoming a director subsequent to the date hereof whose election was approved by a  vote  of  at  least  three‐  quarters  of  the  directors  comprising  the  Incumbent  Board,  or  whose  nomination  for  election    by    the  Bank's  stockholders  was  approved  by  the  same  Nominating  Committee serving under an incumbent Board, shall be, for purposes of this clause (b), considered  as though they  were  a member  of the Incumbent  Board; or (c) a plan of  reorganization, merger,  consolidation, sale of   all or substantially all  the assets of  the Company or similar transaction  in  which the Company is not the surviving institution occurs or is  implemented.     DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

10 11. POST‐TERMINATION OBLIGATIONS    (a) All payments and benefits to the Executive under this Agreement shall be subject to the  Executive's compliance with this Section during the term of this Agreement and for 18 months after the  expiration or termination hereof.    (b) The Executive hereby covenants and agrees that, for a period of 18 months following his  termination of employment with the Bank he shall not, without the written consent of the Bank, either  directly or indirectly:    (i) solicit, offer employment to, or take any other action intended (or that a  reasonable person acting in like circumstances would expect) to have the effect of causing any officer  or  employee  of  the  Bank  or  any  of  their  respective    subsidiaries    or  affiliates  to  terminate  their  employment and accept employment or become affiliated with, or provide services for compensation  in any capacity whatsoever to, any business whatsoever;    (ii) become  an  officer,  employee,  consultant,  director,  independent  contractor,  agent,  sole  proprietor,  joint  venturer,  greater  than  5%  equity‐owner  or  stockholder,  partner  or  trustee  of  any  savings  bank,  savings  and  loan  association,  savings  and  loan  holding  company,  credit  union,  bank  or  bank  holding  company,  insurance  company  or  agency,  or  any  mortgage or loan broker, where such entity is competing with the Bank and has its main office, or the  office from which Executive would be based would be, within 75 miles of Rockville, Maryland and  such entity has total assets under $15 billion; or    (iii) solicit, provide any information, advice or recommendation, or take any  other action intended (or that a reasonable person acting in like circumstances would expect) to have  the  effect  of  causing  any  customer  of  the  Bank  to  terminate  an  existing  business  or  commercial  relationship with the Bank.    (c) The parties intend that the restrictive covenants set forth in this Section 11 be enforceable  against Executive regardless of the reason his employment with the Bank terminates.  The existence of  any  claim  or  cause  of  action  by  Executive  against  the  Bank  shall  not  constitute  a  defense  to  the  enforcement by Bank of the restrictive covenants set forth in this Section 11.    (d) Executive  agrees  that  the  restrictions  and  covenants  in  this  Section  11  are  reasonably  necessary to protect the  legitimate  interests of the Bank, are reasonable with respect to the time and  geographic boundaries and do not interfere with the interests of the public.  Executive further agrees that  the consideration set forth in this Agreement is fair and adequate to support Executive’s obligations and  the Bank’s rights.      (e) The Executive shall, upon reasonable notice, furnish such information and assistance to the  Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its  subsidiaries or affiliates is, or may become, a party.    DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

11 (f) The Executive recognizes and acknowledges that the knowledge of the business activities  and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a  valuable, special and unique asset of the business of the Bank. During the term of this Agreement and for  18 months after the expiration or termination hereof, the Executive will not, disclose any knowledge of  the past, present, planned or considered business activities of the Bank or affiliates thereof to any person,  firm, corporation, or other entity for any reason or purpose whatsoever (except for such disclosure as may  be required to be provided to any federal or state banking agency with jurisdiction over the Bank or the  Executive). Notwithstanding  the  foregoing,  the Executive   may disclose    any    knowledge    of    banking,   financial  and/or  economic principles, concepts or ideas which are not solely and exclusively derived  from  the  business plans and activities of the Bank, and the Executive may disclose any information regarding  the Bank which  is otherwise publicly available.    ln  the event of a breach or  threatened breach by  the  Executive  of  the  provisions  of  this  Section,  the  Bank  will  be  entitled  to  an  injunction  restraining  the  Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered  business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm,  corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened  lo  be  disclosed.    Nothing  herein  will  be  construed  as  prohibiting  the  Bank  from  pursuing  any  other  remedies available to the Bank for such breach or threatened breach, including the recovery of damages  from Executive.    (g) The parties agree that in the event of a breach by Executive of any of the provisions in this  Section 11, that monetary damages alone will not adequately compensate the Bank for its losses and that  the  Bank  shall  be  entitled  to  any  and  all  legal  or  equitable  relief  available  to  it,  specifically  including  injunctive relief and Executive shall be liable for all damages, including actual and consequential damages,  costs and expenses and legal costs and actual attorney’s fees incurred by the Bank as a result of taking  action to enforce the provisions in this Section 11.    12.  CONFIDENTIAL INFORMATION       (a) Confidentiality Obligation.  The Executive understands and acknowledges that during the  Employment Term, he will have access to and learn about Confidential Information, as defined below.  The  Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to  directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow  it to be disclosed, published, communicated or made available, in whole or part, to any entity or person  whatsoever (including other employees of the Bank) not having a need to know and authority to know and  use the Confidential Information in connection with the business of the Bank.  The Executive understands  and  acknowledges  that  his  obligations  under  this  Agreement  shall  continue  during  and  after  his  employment by the Bank until such time as such Confidential Information has become public knowledge  other than as a result of the Executive’s breach of this Agreement or breach by those acting in concert  with the Executive or on the Executive’s behalf.  This provision does not apply to Confidential Information  which Executive is required to disclose pursuant to an order of a court of competent jurisdiction; provided  that prior to making such disclosure, Executive provides a copy of such order and the proposed disclosure  to the Bank and allows the Bank a reasonable opportunity to comment on the proposed disclosure.    (b) “Confidential  Information”  Defined.      For  purposes  of  this  Agreement,  “Confidential  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

12 Information” includes, but is not limited to, all information not generally known to the public, in spoken,  printed,  electronic  or  any  other  form or medium,  relating  directly  or  indirectly  to  business  processes,  practices, methods, plans, research, operations, service  , strategies, agreements,  terms of agreements,  potential transactions, negotiations, trade secrets, computer programs, computer software, applications,  operating  systems,  software  design,  sources  of  material,  supplier  information,  vendor  information,  financial  information,  accounting  records,  legal  information,  marketing  information,  advertising  information,  pricing  information,    payroll  information,  staffing  information,  personnel  information,  employee  lists,  supplier  lists,  vendor  lists,    sales  information,  revenue,  costs,  formulae,  customer  information, and customer lists. The Executive understands that the above list is not exhaustive, and that  Confidential  Information  also  includes  other  information  that  is  marked  or  otherwise  identified  as  confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or  proprietary in the context and circumstances in which the information is known or used.     13.  NON‐DISPARAGEMENT    Executive and the Bank mutually agree that they will not at any time following the termination of  his employment with the Bank, make, publish or communicate to any person or entity or in any public forum  any defamatory or disparaging remarks, comments or statements concerning either party, the Bank, any of  its affiliates, or any of its employees, officers, and existing and prospective clients.    Nothing in this Section  13  shall  preclude  the  Executive  or  the  Bank  from  reporting  information  to,  or  participating  in,  any  investigation or proceeding conducted by  the Securities and Exchange Commission,  the Federal Deposit  Insurance Corporation, or any federal, state or local governmental agency.  In this instance, the Bank will  refer to members of the Executive Management Team and the Board of Directors.    14.  REQUIRED REGULATORY PROVISIONS    Notwithstanding anything herein contained to the contrary, any payments to the Executive by the  Bank,  whether  pursuant  to  this  Agreement  or  otherwise,  are  subject  to  and  conditioned  upon  their  compliance  with  Section  18(k)  of  the  Federal  Deposit  Insurance  Act, 12 U.S.C. Section l 828(k), and the  regulations promulgated  thereunder in 12 C.F.R. Part 359.    15.  BINDING EFFECT    This Agreement shall be binding upon, and inure to the benefit of, the Executive and the Bank and  their respective successors and assigns.  The Bank shall require any successor or assignee, whether direct  or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets  of the Bank, expressly and unconditionally to assume and agree to perform the Bank's obligations under  this Agreement, in the same manner and to the same extent that the Bank would be required to perform if  no such succession or assignment had taken place.    16.  ENTIRE AGREEMENT MODIFICATION AND WAIVER    (a) This Agreement contains the entire agreement of the parties relating to the subject matter  hereof and supersedes  in  its entirety any and all prior agreements, understandings or  representations  relating to the subject matter hereof.  No modifications of this Agreement shall be valid unless made in  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

13 writing and signed by the parties hereto.    (b)   This  Agreement may  not  be modified  or  amended  except  by  an  instrument  in writing  signed by  the parties hereto.   No  term or  condition of  this Agreement  shall be deemed  to have been  waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except  by written instrument of the party charged with such waiver or estoppel.  No such written waiver shall be  deemed a continuing waiver unless specifically stated therein,  and  each  such  waiver shall operate only  as to the specific term or condition waived and shall not constitute a waiver of such term or condition for  the future as to any act other than that specifically waived.    17.  SEVERABILITY    If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such  invalidity shall not affect any other provision of this Agreement or any part of such provision not held so  invalid, and each such other provision and part thereof shall to the full extent consistent with law continue  in full force and effect.    18.  HEADINGS FOR REFERENCE ONLY    The headings of sections and paragraphs herein are included solely for convenience of reference  and shall not control the meaning or interpretation of any of the provisions of this Agreement.     19.  GOVERNING  LAW    This Agreement shall be governed by the laws of the State of Maryland but only to the extent not  superseded by federal law.    20.  ARBITRATION    Any dispute or  controversy arising under or  in  connection with  this Agreement  shall be  settled  exclusively by arbitration, conducted before a panel of three arbitrators, one of whom shall be selected by  the Bank, one of whom shall be selected by the Executive and the third of whom shall be selected by the  other two arbitrators.  The panel shall sit in a location within fifty (50) miles from the location of the main  office of the Bank, in accordance with the rules of the Judicial Mediation and Arbitration Systems (JAMS)  then  in  effect.    Judgment  may  be  entered  on  the  arbitrators’  award  in  any  court  having  jurisdiction;  provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid  until  the  Date  of  Termination  during  the  pendency  of  any  dispute  or  controversy  arising  under  or  in  connection with this Agreement.    21. PAYMENT OF LEGAL  FEES    All  reasonable  legal  fees  paid  or  incurred  by  the  prevailing  party  pursuant  to  any  dispute  or  question of  interpretation  relating  to  this Agreement shall be paid or  reimbursed by  the non‐prevailing  party no later than forty‐five (45) after such dispute is resolved in the prevailing party's favor.  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

14   22. INDEMNIFICATION    During the term of this Agreement, the Bank shall provide the Executive  with coverage under a  standard directors and  officers  liability insurance policy at its expense, and shall indemnify the Executive   to the fullest extent permitted under applicable law against all expenses and liabilities reasonably incurred  by him in connection with or arising out  of any third party action, suit or proceeding or threatened action  or suit in which he may be involved by reason of  him having been a director or officer of the Bank (whether  or not he continues to be a director or officer at the time of  incurring such expenses or  liabilities), such  expenses and liabilities  to include,  but  not  be  limited   to,  judgments,  court  costs  and attorney’s fees   and  the  cost or reasonable settlements (such settlements must be approved by the Board), excluding any  claims  or  proceedings  related  to  any  contest  or  dispute  between  Executive  and  the  Bank  or  any  of  its  affiliates with respect to this Agreement or the Executive’s employment hereunder. If such action, suit or  proceeding is brought against the Executive in his capacity as an officer or director of the Bank, however,  such indemnification shall not extend to matters as to which the Executive is finally adjudged to be liable  for gross negligence or willful misconduct in the performance of his duties.                    [Signature Page Follows]  DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858

15 SIGNATURES    IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized  officer and the Executive has signed this Agreement, on the day and date first above written.      CAPITAL BANK, N.A.        _________________________          By:_____________________________  Date                Edward F. Barry, CEO      EXECUTIVE        _________________________          By:_____________________________  Date                Jennings Walker, CFO        DocuSign Envelope ID: F7BA4957-C09A-4636-820E-8B129102D858 6/8/2023 6/8/2023